UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2012

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

      The 2012 Annual Meeting of the stockholders of AT&T Inc. was held on April 27, 2012, in Salt Lake City, Utah. Stockholders representing 4,578,922,512 shares, or 77.57%, of the common shares outstanding as of the February 28, 2012, record date were present in person or were represented at the meeting by proxy.  Final voting results are shown below.

      Each matter was determined by a majority of votes cast, except as follows.  The advisory approval of executive compensation is a non-binding proposal, and the preference of the stockholders will be determined by the choice receiving the greatest number of votes.  Approval of the amendment to the certificate of incorporation required the affirmative vote of two-thirds of the outstanding shares.

Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast:
Nominees for Director	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Randall Stephenson	3,264,015,770	96.44	120,646,213	3.56	25,467,464	1,168,755,086
Gilbert F. Amelio	3,263,933,256	96.36	123,175,684	3.64	23,010,196	1,168,755,086
Reuben V. Anderson	3,346,181,507	98.77	41,501,276	1.23	22,449,854	1,168,755,086
James H. Blanchard	3,279,824,450	96.81	108,048,461	3.19	22,256,013	1,168,755,086
Jaime Chico Pardo	3,335,930,804	98.49	51,221,193	1.51	22,981,630	1,168,755,086
James P. Kelly	3,350,705,807	98.90	37,413,654	1.10	22,015,969	1,168,755,086
Jon C. Madonna	3,346,440,889	98.79	40,914,221	1.21	22,776,290	1,168,755,086
John B. McCoy	3,267,894,530	96.46	119,914,834	3.54	22,327,362	1,168,755,086
Joyce M. Roché	3,321,503,533	98.03	66,862,005	1.97	21,776,184	1,168,755,086
Mathew K. Rose	3,262,476,074	96.29	125,614,957	3.71	22,058,589	1,168,755,086
Laura D’Andrea Tyson	3,318,773,666	97.93	70,256,343	2.07	21,117,631	1,168,755,086

Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed.  The advisory approval of executive compensation is non-binding, and the preference of the stockholders was determined by the choice that received the greatest number of votes.

Proposal	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast
Ratification of appointment of Independent Auditors. Advisory approval of executive compensation.	4,483,171,035 3,125,690,786	98.40 93.22	72,841,995 227,450,559	1.60 6.78	22,880,359 57,006,090	N/A 1,168,755,086

Proposals Submitted by Board of Directors (continued from previous page)
The following proposal failed to receive the affirmative vote of two-thirds of the outstanding shares and was defeated.
	Votes Cast For		Votes Cast Against		Abstain	Broker Non-Votes
Proposal	Number	% of Out-standing Shares	Number	% of Out-standing Shares
Amend certificate of incorporation.	3,004,287,867	50.90	367,945,894	6.88	37,880,378	1,168,755,086

Proposals Submitted by Stockholders
The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.
Proposal	Votes Cast For		Votes Cast Against			Broker Non-Votes
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain
Political contributions report. Limit wireless network management. Independent board chairman.	1,259,282,604 187,122,110 1,476,353,053	38.56 5.87 43.83	2,006,420,113 3,000,714,179 1,892,153,208	61.44 94.13 56.17	144,348,312 222,220,689 41,630,272	1,168,755,086 1,168,755,086 1,168,755,086

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 2, 2012	By: /s/ Ann Effinger Meuleman Ann Effinger Meuleman Senior Vice President and Secretary